SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2006

ActiveCore Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-30397	65-6998896
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

156 Front Street West, Suite 210
Toronto, Ontario M5J-2L6
(Address of principal executive offices)

(416) 252-6200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02

SIGNATURES

Section 5 - Corporate Governance and Management.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective on September 15, 2006, Efrem Ainsley, ActiveCore Technologies, Inc.’s (the “Company”) Chief Financial Officer resigned. The Company is engaged in a search to hire an interim chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVECORE TECHNOLOGIES, INC.

September 21, 2006	By: /s/ Peter Hamilton
Peter Hamilton
Chief Executive Officer